Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


      We consent to the use in this Registration Statement of our report on the consolidated financial statements of F&M National Corporation and Subsidiaries included herein.



                                          YOUNT, HYDE & BARBOUR, P.C.

Winchester, Virginia
September 9, 1998